STATEMENT UNDER OATH OF PRESIDENT AND CHIEF EXECUTIVE OFFICER
                   REGARDING FACTS AND CURCUMSTANCES RELATING
                            TO EXCHANGE ACT FILINGS


I, Robert W. Grubbs, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Anixter International Inc., and, except as corrected or supplemented in a subsequent covered report:

        (a) no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        (b) no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        (a) the Annual Report on Form 10-K for the fiscal year ended December 28, 2001 of Anixter International Inc.;

        (b) all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Anixter International Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        (c)       any amendments to any of the foregoing.


/s/ Robert W. Grubbs                          Subscribed and sworn to before me
------------------------                      this 7th day of November 2002.
    Robert W. Grubbs
    November 7, 2002
                                              /s/ Michele R. Nelson
                                              ------------------------
                                                  Michele R. Nelson
                                                  Notary Public

                                              My Commission Expires:
                                                  January 31, 2005
                                              ------------------------

        STATEMENT UNDER OATH OF SENIOR VICE PRESIDENT - FINANCE AND CHIEF
          FINANCIAL OFFICER REGARDING FACTS AND CURCUMSTANCES RELATING
                             TO EXCHANGE ACT FILINGS


I, Dennis J. Letham, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Anixter International Inc., and, except as corrected or supplemented in a subsequent covered report:

        (a) no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        (b) no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        (a) the Annual Report on Form 10-K for the fiscal year ended December 28, 2001 of Anixter International Inc.;

        (b) all reports on Form 10-Q, all report on Form 8-K and all definitive proxy materials of Anixter International Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        (c)       any amendments to any of the foregoing.


/s/ Dennis J. Letham                          Subscribed and sworn to before me
-----------------------
    Dennis J. Letham                          this 7th day of November 2002.
    November 7, 2002
                                              /s/ Michele R. Nelson
                                              -----------------------
                                                  Michele R. Nelson
                                                  Notary Public

                                              My Commission Expires:
                                                  January 31, 2005
                                              -----------------------